Exhibit (m)(1): Calculations of Illustrations for VUL III

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $300,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $17,613.37
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,264.23
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   574.07
- Mortality & Expense Charge****     $   164.05
+ Hypothetical Rate of Return*****   $  (187.74)
                                     ----------
=                                    $   17,613 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                        COI
-----                      ------
1                          $ 42.77
2                          $ 42.79
3                          $ 42.80
4                          $ 42.81
5                          $ 42.82
6                          $ 42.83
7                          $ 42.85
8                          $ 42.86
9                          $ 42.87
10                         $ 42.88
11                         $ 42.89
12                         $ 42.90
Total                      $514.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                   Interest
-----                   --------
1                       $ (16.01)
2                       $ (15.95)
3                       $ (15.88)
4                       $ (15.81)
5                       $ (15.75)
6                       $ (15.68)
7                       $ (15.61)
8                       $ (15.54)
9                       $ (15.48)
10                      $ (15.41)
11                      $ (15.34)
12                      $ (15.28)
Total                   $(187.74)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value            $17,602.44
- Year 5 Surrender Charge      $ 3,126.00
                               ----------
=                              $   14,476 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $300,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $21,164.65
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $16,632.76
+ Annual Premium*                    $ 4,500.00
- Premium Expense Charge**           $   225.00
- Monthly Deduction***               $   568.73
- Mortality & Expense Charge****     $   185.41
+ Hypothetical Rate of Return*****   $ 1,023.90
                                     ----------
=                                    $   21,178 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 42.41
2                        $ 42.41
3                        $ 42.41
4                        $ 42.40
5                        $ 42.40
6                        $ 42.40
7                        $ 42.39
8                        $ 42.39
9                        $ 42.39
10                       $ 42.38
11                       $ 42.38
12                       $ 42.38
Total                    $508.73

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                      Interest
-----                     ----------
1                         $    84.83
2                         $    84.92
3                         $    85.01
4                         $    85.10
5                         $    85.19
6                         $    85.28
7                         $    85.37
8                         $    85.46
9                         $    85.55
10                        $    85.64
11                        $    85.74
12                        $    85.83
Total                     $ 1,023.90

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $21,177.51
- Year 5 Surrender Charge       $ 3,126.00
                                ----------
=                               $   18,052 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $300,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $25,359.12
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                 $19,302.72
+ Annual Premium*                                 $ 4,500.00
- Premium Expense Charge**                        $   225.00
- Monthly Deduction***                            $   562.60
- Mortality & Expense Charge****                  $   209.49
+ Hypothetical Rate of Return*****                $ 2,553.51
                                                  ----------
=                                                 $   25,359 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $5.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 42.01
2                        $ 41.98
3                        $ 41.96
4                        $ 41.94
5                        $ 41.92
6                        $ 41.90
7                        $ 41.87
8                        $ 41.85
9                        $ 41.83
10                       $ 41.80
11                       $ 41.78
12                       $ 41.76
Total                    $502.60

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, and 0.45% for years 11+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                     Interest
-----                    ---------
1                        $  205.78
2                        $  207.02
3                        $  208.27
4                        $  209.53
5                        $  210.80
6                        $  212.08
7                        $  213.38
8                        $  214.68
9                        $  215.99
10                       $  217.32
11                       $  218.65
12                       $  220.00
Total                    $2,553.51

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $25,359.12
- Year 5 Surrender Charge       $ 3,126.00
                                ----------
=                               $   22,233 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $300,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $15,953.21
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                $12,988.98
+ Annual Premium*                                $ 4,500.00
- Premium Expense Charge**                       $   225.00
- Monthly Deduction***                           $   987.93
- Mortality & Expense Charge****                 $   150.55
+ Hypothetical Rate of Return*****               $  (172.29)
                                                 ----------
=                                                $   15,953 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                       COI
-----                     -------
1                         $ 74.67
2                         $ 74.70
3                         $ 74.73

4                         $ 74.75
5                         $ 74.78
6                         $ 74.81
7                         $ 74.84
8                         $ 74.87
9                         $ 74.90
10                        $ 74.93
11                        $ 74.96
12                        $ 74.99
Total                     $897.93

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    ---------
1                        $ (14.88)
2                        $ (14.78)
3                        $ (14.69)
4                        $ (14.59)
5                        $ (14.50)
6                        $ (14.40)
7                        $ (14.31)
8                        $ (14.22)
9                        $ (14.12)
10                       $ (14.03)
11                       $ (13.93)
12                       $ (13.84)
Total                    $(172.29)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,953.21
- Year 5 Surrender Charge       $ 3,126.00
                                ----------
=                               $   12,827 (rounded to the nearest dollar)

II. THE 6% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $3000,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $19,273.64
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4              $15,206.46
+ Annual Premium*                              $ 4,500.00
- Premium Expense Charge**                     $   225.00
- Monthly Deduction***                         $   979.26
- Mortality & Expense Charge****               $   170.59
+ Hypothetical Rate of Return*****             $   942.03
                                               ----------
=                                              $   19,274 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 74.08
2                        $ 74.08
3                        $ 74.09
4                        $ 74.09
5                        $ 74.10
6                        $ 74.10
7                        $ 74.11
8                        $ 74.11
9                        $ 74.12
10                       $ 74.12
11                       $ 74.13
12                       $ 74.13
Total                    $889.26

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    --------
1                        $ 78.89
2                        $ 78.82
3                        $ 78.75
4                        $ 78.68
5                        $ 78.61
6                        $ 78.54
7                        $ 78.47
8                        $ 78.40
9                        $ 78.33
10                       $ 78.26
11                       $ 78.18
12                       $ 78.11
Total                    $942.03

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $19,273.64
- Year 5 Surrender Charge            $ 3,126.00
                                     ----------
=                                    $   16,148 (rounded to the nearest dollar)

III. THE 12% GROSS RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred Nonsmoker, Face: $300,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 222% x $23,178.37
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4          $17,710.81
+ Annual Premium*                          $ 4,500.00
- Premium Expense Charge**                 $   225.00
- Monthly Deduction***                     $   969.29
- Mortality & Expense Charge****           $   193.21
+ Hypothetical Rate of Return*****         $ 2,355.06
                                           ----------
=                                          $   23,178 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                      COI
-----                    -------
1                        $ 73.42
2                        $ 73.39
3                        $ 73.37
4                        $ 73.34
5                        $ 73.31
6                        $ 73.29
7                        $ 73.26
8                        $ 73.24
9                        $ 73.21
10                       $ 73.18
11                       $ 73.16
12                       $ 73.13
Total                    $879.29

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.03%. The monthly interest amounts earned for year 5 are:

Month                    Interest
-----                    ---------
1                        $  191.56
2                        $  192.39
3                        $  193.23
4                        $  194.07

5                        $  194.92
6                        $  195.78
7                        $  196.65
8                        $  197.52
9                        $  198.40
10                       $  199.29
11                       $  200.18
12                       $  201.08
Total                    $2,355.06

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value                  $23,178.37
- Year 5 Surrender Charge            $ 3,126.00
                                     ----------
=                                    $   20,052 (rounded to the nearest dollar)